PROSPECTUS MAY 1, 2006

AXA PREMIER VIP TRUST

AXA Premier VIP Aggressive Equity Portfolio

AXA Premier VIP Core Bond Portfolio

AXA Premier VIP High Yield Portfolio

AXA Premier VIP Large Cap Core Equity Portfolio

AXA Premier VIP Large Cap Growth Portfolio

AXA Premier VIP Large Cap Value Portfolio

AXA Premier VIP Mid Cap Growth Portfolio

AXA Premier VIP Mid Cap Value Portfolio

AXA Premier VIP Technology Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of sixteen (16) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class A shares of nine (9) of the Trust’s portfolios. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”) for the Trust’s Class B shares. Each portfolio is a diversified portfolio, except AXA Premier VIP Technology Portfolio, which is a non-diversified portfolio sometimes referred to as a “sector portfolio.” Information on each portfolio, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. The investment objective of a portfolio is not a fundamental policy and may be changed without a shareholder vote. Each portfolio has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in the type of investment suggested by its name as more specifically set forth in the portfolio descriptions. These policies may not be changed without providing sixty (60) days’ written notice to shareholders of the relevant portfolio.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. In addition, certain of these portfolios may be available only as underlying investment portfolios of the AXA Allocation Portfolios and may not be available directly as an investment option under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to each portfolio is AXA Equitable (the “Manager”). The day-to-day management of each portfolio is provided by one or more investment sub-advisers. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a portfolio’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P. and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected portfolio’s shareholders.

The co-distributors for each portfolio are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in a portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Legg Mason Capital Management, Inc. Marsico Capital Management, LLC MFS Investment Management

Key Term

•	Equity — Equity securities include common stocks and other equity-type securities such as preferred stocks, warrants and securities convertible into common stock.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization growth companies as well. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment and small/mid capitalization companies are companies with lower (but generally at least $100 million) market capitalization at the time of investment. Each sub-adviser places an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the sub-adviser, in current market valuations.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this portfolio, emerging growth companies are those that a sub-adviser believes are early in their life cycle but have the potential to become major enterprises or are major enterprises which a sub-adviser believes have above-average growth prospects or those whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

The portfolio may invest up to 25% of its total assets in securities of foreign companies, including companies based in developing countries and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities). The portfolio may also use derivatives, including writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to four or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers, subject to the approval of the Trust’s board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/Aggressive Stock Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance Aggressive Stock Portfolio, which transferred its assets to the EQ/Aggressive Stock Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Aggressive Stock Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Aggressive Stock Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers.

The following bar chart illustrates the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
26.11% (1998 4th Quarter)	–27.19% (1998 3rd Quarter)

The table below shows how the average annual total returns for the one-year, five-year and ten-year periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
AXA Premier VIP Aggressive Equity Portfolio — Class A	8.44%	–2.10%	2.34%
Russell 3000 Growth Index*	5.17%	–3.15%	6.48%
*	For more information on this index, see “Description of Benchmarks.”

AXA PREMIER VIP CORE BOND PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	BlackRock Advisors, Inc. Pacific Investment Management Company LLC

Key Term

•	Investment Grade Bonds — Bonds rated Baa or higher by Moody’s or BBB or higher by S&P.

Investment Goal

To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The portfolio focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities.

The portfolio may also invest, to a limited extent, in securities rated below investment grade (i.e., Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Service (“S&P”)) or, if unrated, determined by the sub-adviser to be of comparable quality (“junk bonds”). The portfolio may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers, including issuers located in emerging markets. The portfolio normally will seek to hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The portfolio’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the portfolio when the sub-advisers determine that they have the potential for above-average total return.

The portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index (currently approximately 4.58 years). Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also enter into interest rate transactions as a hedging technique. In these transactions, the portfolio exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Investment Grade Securities Risk — Debt securities generally are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s (or, if unrated, determined by the sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by the sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•	Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
3.42% (2002 3rd Quarter)	–2.20% (2004 2nd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Core Bond Portfolio — Class A	2.00%	4.63%
Lehman Brothers Aggregate Bond Index*	2.43%	5.24%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP HIGH YIELD PORTFOLIO

Manager:	AXA Equitable

Sub-adviser:	Pacific Investment Management Company LLC Post Advisory Group, LLC

Key Term

•	Below Investment Grade Bonds — Bonds rated BB or lower by S&P and Ba or lower by Moody’s and pay a higher yield to compensate for their greater risk.

Investment Goal

High total return through a combination of current income and capital appreciation.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so called “junk bonds”), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, are determined to be of comparable quality by the sub-adviser. The portfolio also may invest, to a limited extent, in illiquid securities.

In the event that any securities held by the portfolio fall below those ratings at the time of purchase, the portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the sub-adviser believes that such investments are considered appropriate under the circumstances.

The portfolio’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers; including issuers located in emerging markets. The portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the portfolio’s investments will be income producing.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps and interest rate swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates. The portfolio’s sub-adviser’s may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities in order to enhance its current return and to reduce fluctuations in net asset value.

The portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers, subject to the approval of the Trust’s board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information, see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult to sell at the time and the price that the seller would like. This may result in a loss or may be more costly to the portfolio.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Loan Participation Risk — The portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/High Yield Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance High Yield Portfolio, which transferred its assets to the EQ/High Yield Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/High Yield Portfolio and the performance shown for periods prior to that date is that of HRT Alliance High Yield Portfolio, whose inception date is January 2, 1987. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until July 15, 2002. After that date, the predecessor portfolio employed multiple investment sub-advisers.

The following bar chart illustrates the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
8.05% (1997 2nd Quarter)	–11.04% (1998 3rd Quarter)

The table below shows how the average annual total returns for the one-year, five-year and ten-year periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
AXA Premier VIP High Yield Portfolio — Class A	3.26%	6.32%	5.17%
Merrill Lynch High Yield Master Cash Pay Only Index*†	2.83%	8.76%	6.80%
Credit Suisse First Boston Global High Yield Index*	2.25%	9.82%	7.13%
*	For more information on this index, see “Description of Benchmarks.”
†	Effective December 31, 2005, this index replaced the Credit Suisse First Boston Global High Yield Index as the portfolio’s benchmark because this index reflects more closely the sectors in which the portfolio invests.

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Janus Capital Management LLC Thornburg Investment Management, Inc.

Key Terms

•	Core Investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each sub-adviser generally chooses investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both. Among other things, these processes involve researching and evaluating individual companies for potential investment. Each sub-adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar charts illustrate the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
16.14% (2003 2nd Quarter)	–15.48% (2002 3rd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Core Equity Portfolio — Class A	7.07%	4.09%
Standard & Poor’s 500 Index*	4.91%	3.92%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. RCM Capital Management LLC TCW Investment Management Company

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus on identifying companies expected to grow at a faster rate than the U.S. economy. This process involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, including to seek more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
13.51% (2003 2nd Quarter)	–18.96% (2002 2nd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broadbased index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Growth Portfolio — Class A	7.66%	0.99%
Russell 1000 Growth Index*	5.26%	1.15%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Institutional Capital Corporation MFS Investment Management

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus primarily on stocks that are currently under-priced using certain financial measurements, including the stock’s price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment. This approach often leads the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
15.52% (2003 2nd Quarter)	–17.10% (2002 3rd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Value Portfolio — Class A	7.37%	6.80%
Russell 1000 Value Index*	7.05%	8.19%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP MID CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AllianceBernstein L.P. Franklin Advisers, Inc. Provident Investment Counsel, Inc.

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell Midcap Growth Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Growth Index at the time of investment. The market capitalization of companies included in this index currently ranges from approximately $885 million to $16 billion.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Mid-Capitalization Risk — Risk is greater for the common stocks of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of mid-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
20.46% (2003 2nd Quarter)	–21.58% (2002 2nd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Mid Cap Growth Portfolio — Class A	8.66%	1.90%
Russell MidCap Growth Index*†	12.10%	7.61%
Russell 2500 Growth Index*	8.17%	6.49%
*	For more information on this index, see the following section “Description of Benchmarks.”
†	Effective December 31, 2005, this index replaced the Russell 2500 Growth Index as the portfolio’s benchmark because this index reflects more closely the sectors in which the portfolio invests.

AXA PREMIER VIP MID CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AXA Rosenberg Investment Management LLC TCW Investment Management Company Wellington Management Company, LLP

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell Midcap Value Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Value Index at the time of investment. The market capitalization of companies included in this index currently ranges from approximately $658 million to $16 billion.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Mid-Capitalization Risk — Risk is greater for the common stocks of mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of mid-capitalization companies also may trade less frequently and in smaller volume than securities of larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
19.75% (2003 2nd Quarter)	–20.11% (2002 3rd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Mid Cap Value Portfolio — Class A	7.61%	7.02%
Russell Midcap Value Index*†	12.65%	14.83%
Russell 2500 Value Index*	7.74%	14.37%
*	For more information on this index, see the following section “Description of Benchmarks.”
†	Effective December 31, 2005, this index replaced the Russell 2500 Value Index as the portfolio’s benchmark because this index reflects more closely the sectors in which the portfolio invests.

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Firsthand Capital Management, Inc. RCM Capital Management LLC Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Technology Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. The portfolio does not limit its investment to issuers with a specific market capitalization range. While the portfolio can invest in securities of U.S. and foreign companies, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Large Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the portfolio’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the portfolio’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•	Small- and Mid-Capitalization Risk — To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. Many companies in the technology sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

•	Technology Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the calendar year annual total returns for the periods indicated. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns — Class A

Best quarter (% and time period)	Worst quarter (% and time period)
26.83% (2003 2nd Quarter)	–26.94% (2002 2nd Quarter)

The table below shows how the average annual total returns for the one-year and since-inception periods ended December 31, 2005 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Technology Portfolio — Class A	11.54%	1.66%
Russell 1000 Technology Index*#	2.32%	–1.27%
Russell 1000 Index*	6.27%	4.77%
#	We believe that this index reflects more closely the market sectors in which the portfolio invests.
*	For more information on this index, see the following section “Description of Benchmarks.”

PORTFOLIO FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the portfolio. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the portfolio, reinvest dividends or exchange into other portfolios.

Annual Portfolio Operating Expenses

(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

	AXA Premier VIP Aggressive Equity Portfolio	AXA Premier VIP High Yield Portfolio
	CLASS A	CLASS A
Management fee	0.60%	0.58%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.20%	0.18%
Total operating expenses	0.80%	0.76%
	AXA Premier VIP Core Bond Portfolio	AXA Premier VIP Large Cap Core Equity Portfolio
	CLASS A	CLASS A
Management fee	0.60%	0.90%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.18%	0.25%
Total operating expenses	0.78%	1.15%
Less fee waiver/expense reimbursement*	(0.08)%	(0.05)%
Net operating expenses**	0.70%	1.10%
	AXA Premier VIP Large Cap Growth Portfolio	AXA Premier VIP Large Cap Value Portfolio
	CLASS A	CLASS A
Management fee	0.90%	0.90%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.23%	0.22%
Total operating expenses	1.13%	1.12%
Less fee waiver/expense reimbursement*	(0.03)%	(0.02)%
Net operating expenses**	1.10%	1.10%
	AXA Premier VIP Mid Cap Growth Portfolio	AXA Premier VIP Mid Cap Value Portfolio
	CLASS A	CLASS A
Management fee	1.10%	1.10%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.25%	0.19%
Total operating expenses	1.35%	1.29%
Less fee waiver/expense reimbursement*	0.00%	0.00%
Net operating expenses**	1.35%	1.29%
	AXA Premier VIP Technology Portfolio
	CLASS A
Management fee	1.20%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.22%
Total operating expenses	1.42%
Less fee waiver/expense reimbursement*	0.00%
Net operating expenses**	1.42%
*	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative or other fees to limit the expenses of each portfolio through April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within 3 years of the payment or waiver being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. The Manager may discontinue these arrangements at any time after April 30, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement”.
**	A portion of the brokerage commissions that the portfolio pays is used to reduce the portfolio’s expenses. Including this reduction, the Net Operating Expenses for each of the portfolio’s Class A shares (other than Core Bond Portfolio and High Yield Portfolio) for the fiscal year ended December 31, 2005 was 0.73% for Aggressive Equity Portfolio, 1.08% for Large Cap Core Equity Portfolio, 1.08% for Large Cap Growth Portfolio, 1.04% for Large Cap Value Portfolio, 1.30% for Mid Cap Growth Portfolio, 1.24% for Mid Cap Value Portfolio and 1.36% for Technology Portfolio.

PORTFOLIO FEES & EXPENSES (cont’d)

Example

This example is intended to help you compare the direct and indirect cost of investing in each portfolio with the cost of investing in other investment options.

The example assumes that:

•	You invest $10,000 in the portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the portfolios. Actual expenses may be higher or lower than those shown. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. This example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	AXA Premier VIP Aggressive Equity Portfolio	AXA Premier VIP Core Bond Portfolio
	CLASS A	CLASS A
1 year	$82	$72
3 years	$255	$241
5 years	$444	$425
10 years	$990	$959

	AXA Premier VIP High Yield Portfolio	AXA Premier VIP Large Cap Core Equity Portfolio
	CLASS A	CLASS A
1 year	$78	$112
3 years	$243	$360
5 years	$422	$628
10 years	$942	$1,393

	AXA Premier VIP Large Cap Growth Portfolio	AXA Premier VIP Large Cap Value Portfolio
	CLASS A	CLASS A
1 year	$112	$112
3 years	$356	$354
5 years	$619	$615
10 years	$1,372	$1,361

	AXA Premier VIP Mid Cap Growth Portfolio	AXA Premier VIP Mid Cap Value Portfolio
	CLASS A	CLASS A
1 year	$137	$131
3 years	$428	$409
5 years	$739	$708
10 years	$1,624	$1,556

	AXA Premier VIP Technology Portfolio
	CLASS A
1 year	$145
3 years	$449
5 years	$776
10 years	$1,702

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The portfolios have principal investment strategies that come with inherent risks. Each portfolio’s principal risks are described in its principal risks section. The following is a list of additional risks to which each portfolio may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all the portfolios.

Credit Quality Risk.  The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately repay principal upon maturity.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s asset and income.

Derivatives Risk.  Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of a portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Illiquid and Restricted Securities Risk.  Illiquid securities are securities that a portfolio cannot sell on an open market. This means that a portfolio might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

Initial Public Offering (“IPO”) Risk.  A portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the portfolio will receive an allocation of shares. To the extent a portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as those portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Lending Risk.  Each portfolio may lend portfolio securities with a value of up to 33 1/3% of a portfolio’s total assets, including collateral received for securities lent. If a portfolio lends securities,

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

there is a risk that the securities will not be available to the portfolio on a timely basis, and the portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Leverage Risk.  The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

Lower-Rated Securities Risk.  Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength and tend to more greatly affected by economic downturn than issuers of higher grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. Only the Technology Portfolio, Core Bond Portfolio and High Yield Portfolio currently are permitted to invest more than 5% of their assets in lower rated bonds.

Market Risk.  The risk that the value of a security will move up and down, sometimes rapidly and unpredictably based upon overall economic conditions and other factors.

Multiple Sub-Adviser Risk.  Each of the portfolios employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the portfolio and each is responsible for investing a specific allocated portion of the portfolio’s assets. Because each sub-adviser will be managing its allocated portion of the portfolio independently from the other sub-adviser(s), the same security may be held in different portions of a portfolio, or may be acquired for one portion of a portfolio at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the portfolio. Because each sub-adviser directs the trading for its own portion of the portfolio, and does not aggregate its transactions with those of the other sub-advisers, the portfolio may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire portfolio.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns. The Aggressive Equity Portfolio, Core Bond Portfolio, High Yield Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio and Technology Portfolio historically have had a high portfolio turnover.

Repurchase Agreements Risk.  A portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the portfolio might incur a loss. If the seller declares bankruptcy, a portfolio may not be able to sell the security at the desired time.

Securities Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company’s financial condition as well as overall market and economic conditions.

Short Sale Risk.  A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Special Situations Risk.  The Large Cap Core Equity Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the portfolio.

Unseasoned Companies Risk.  The Aggressive Equity Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio and Technology Portfolio can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a portfolio has valued certain securities at a higher price than it can sell them for.

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Additional Investment Strategies

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the portfolios. For further information about investment strategies, see the portfolios’ Statement of Additional Information (“SAI”).

Derivatives.  The portfolios can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, reference rate or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The portfolios may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Initial Public Offerings (“IPOs”).  Each of the portfolios that may invest in equity securities may participate in the IPO market, and a significant portion of those portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as those portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Portfolio Turnover.  The portfolios do not restrict the frequency of trading to limit expenses. The portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending.  For purposes of realizing additional income, a portfolio may lend its portfolio securities with a value of up to 33 1/3% of the portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.  The portfolios may engage in short sales. A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. The portfolios generally will only engage in covered short sales. In a covered short sale, a portfolio either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each portfolio. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the portfolios, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring each portfolio and sub-adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the portfolios’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs due diligence reviews with each sub-adviser no less frequently than annually.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning portfolio and sub-adviser performance and portfolio operations that is used to oversee and monitor the sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the portfolios. AXA Equitable may appoint, dismiss and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Trust’s board of trustees. AXA Equitable also has discretion to allocate each portfolio’s assets among the portfolio’s sub-advisers. AXA Equitable recommends sub-advisers for each portfolio to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios are not associated with any one portfolio manager, and seek to benefit from different specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers.

AXA Equitable has received an exemptive order from the Securities and Exchange Commission (“SEC”) to permit it and the board of trustees to appoint, dismiss and replace a portfolio’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint, dismiss and replace sub- advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected portfolio’s shareholders. AllianceBernstein L.P. and AXA Rosenberg Investment Management LLC, two of the current sub-advisers, are affiliates of AXA Equitable.

The Sub-advisers

Each portfolio’s investments are selected by two or more sub-advisers, which act independently of one another. The following describes each portfolio’s sub-advisers, portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the portfolios is available in the Trust’s SAI.

AllianceBernstein L.P. (“AllianceBernstein”) serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio, AXA Premier VIP Large Cap Core Equity Portfolio, AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Mid Cap Growth Portfolio. AllianceBernstein, a limited partnership, is a majority owned subsidiary of AXA Financial, Inc. As of December 31, 2005, AllianceBernstein had approximately $579 billion in assets under management.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a sub-adviser to AXA Premier VIP Mid Cap Value Portfolio. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers S. A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes AXA Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2005, AXA Rosenberg Group had approximately $84.3 billion in assets under management.

BlackRock Advisors, Inc. (“BAI”) serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio. BAI is a wholly owned subsidiary of BlackRock, Inc., which is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial services company. As of December 31, 2005, BAI had approximately $452 billion in assets under management.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a sub-adviser to AXA Premier VIP Technology Portfolio. Kevin M. Landis is

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

the controlling shareholder of Firsthand. As of December 31, 2005, Firsthand had approximately $900 million in assets under management.

Franklin Advisers, Inc. (“Franklin”) serves as a sub-adviser to AXA Premier VIP Mid Cap Growth Portfolio. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2005, Franklin, together with its affiliates, had approximately $464 billion in assets under management.

Institutional Capital Corporation (“ICAP”) serves as a sub-adviser to AXA Premier VIP Large Cap Value Portfolio. ICAP is an employee owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2005, ICAP had approximately $13 billion in assets under management.

Janus Capital Management LLC (“Janus”) serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2005, JCG had approximately $148.5 billion in assets under management.

Legg Mason Capital Management, Inc. (“Legg Mason”) serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio. Legg Mason is a subsidiary of Legg Mason, Inc., a publicly traded financial services holding company. As of December 31, 2005, Legg Mason, together with its sister companies had approximately $60.2 billion in assets under management.

Marsico Capital Management, LLC (“Marsico”) serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation, a publicly traded company. As of December 31, 2005, Marsico had approximately $63 billion in assets under management.

MFS Investment Management (“MFS”) serves as a sub-adviser to AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP Large Cap Value Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc., a publicly traded diversified financial services organization. As of December 31, 2005, MFS had approximately $162.5 billion in assets under management.

Pacific Investment Management Company LLC (“PIMCO”) serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio and AXA Premier VIP High Yield Portfolio. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company that is publicly traded. As of December 31, 2005, PIMCO had approximately $594.1 billion in assets under management.

Post Advisory Group, LLC (“Post”) serves as a sub-adviser to AXA Premier VIP High Yield Portfolio. Post is the successor advisory entity of Post Advisory Group, Inc. Post is affiliated with Principal Global Investors, Inc. (“Principal”), a member of the Principal Financial Group. Principal owns 72% of Post and eight senior management professionals at Post own 28%. As of December 31, 2005, Post had approximately $8 billion in assets under management.

Provident Investment Counsel, Inc. (“Provident”) serves as a sub-adviser to AXA Premier VIP Mid Cap Growth Portfolio. Provident is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, a publicly traded company. As of December 31, 2005, Provident had approximately $4.4 billion in assets under management.

RCM Capital Management LLC (“RCM”) serves as a sub-adviser to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Technology Portfolio. RCM is an indirect wholly owned subsidiary of Allianz AG, a European-based, multinational insurance and financial services holding company that is publicly traded. As of December 31, 2005, RCM had approximately $20 billion in assets under management.

TCW Investment Management Company (“TCW”) serves as a sub-adviser to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Mid Cap Value Portfolio. TCW is a wholly owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. (“SGAM”) holds a majority interest in The TCW Group, Inc. SGAM is a wholly owned subsidiary of Société Générale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2005, TCW had approximately $125 billion in assets under management or committed to management.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2005, Thornburg had approximately $18.7 billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”) serves as a sub-adviser to AXA Premier VIP Mid Cap Value Portfolio and AXA Premier VIP Technology Portfolio. Wellington Management is a limited liability partnership whose sole business is investment management. Wellington Management is owned by 95 partners, all active within the firm. As of December 31, 2005, Wellington Management had approximately $521 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Aggressive Equity Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Catherine Wood

The management of and investment decisions for the portfolio are made by Catherine Wood. Ms. Wood is a member of the AllianceBernstein’s US Mid/All Cap Growth team. In addition, Ms. Wood relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff and the Research for Strategic Change Team.

Ms. Wood is senior vice president and Team Leader for AllianceBernstein’s US Mid/All Cap Growth. She is also the Chief Investment Officer of AllianceBernstein’s Regent Investor Services. Ms. Wood joined AllianceBernstein in 2001 and has held her current positions since that time. Prior to joining AllianceBernstein, Ms. Wood was with Tupelo Capital Management, where she was a general partner, co-managing global equity-oriented portfolios.

	Legg Mason Capital Management, Inc. 100 Light Street Baltimore, MD 21202 Portfolio Manager Robert G. Hagstrom, Jr.	Robert G. Hagstrom, Jr. is primarily responsible for the day-to-day management of the portfolio. Mr. Hagstrom has been employed by one or more subsidiaries of Legg Mason, Inc. in a portfolio management capacity since 1998. He currently serves as Senior Vice President of Legg Mason and Legg Mason Funds Management, Inc. and as President of Legg Mason Focus Capital, Inc.

	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Manager Thomas F. Marsico	Thomas F. Marsico is primarily responsible for day-to-day management of the portfolio. Thomas F. Marsico has been Chief Executive Officer of Marsico since its inception in 1997.

MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Management Team

David Sette-Ducati and Eric B. Fishman are primarily responsible for the day-to-day management of the portfolio.

Mr. Sette-Ducati has been a Senior Vice President and Portfolio Manager at MFS since 2001.

Mr. Fishman has been Vice President and Portfolio Manager since April 2002. Prior to that time he was a research analyst with MFS since 2000.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Core Bond Portfolio	BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Portfolio Managers Scott M. Amero Keith T. Anderson

Scott M. Amero and Keith T. Anderson are primarily responsible for day-to-day management of the portfolio. Messrs. Anderson and Amero lead BlackRock Advisors’ Fixed Income Team, which consists of 50 portfolio managers including eight lead sector specialists in the major fixed-income sectors, as well as 28 credit research analysts and over 250 quantitative research analysts. The Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the portfolio utilizing BlackRock Advisors’ risk management analytics to regularly evaluate the composition of the portfolio.

Mr. Anderson is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since joining the firm in 1988. Mr. Amero is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since joining the firm in 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock Advisors’ team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Pacific Investment Management Company LLC 840 Newport Center Drive Suite 300 Newport Beach, CA 92660 Portfolio Management Team

Paul A. McCulley is primarily responsible for day-to-day management of the portfolio. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. McCulley is managing director, generalist portfolio manager, member of the investment committee and head of PIMCO’s Short-Term Desk. Mr. McCulley joined the firm in 1999.

William H. Gross is managing director and chief investment officer and was a founding partner of PIMCO in 1971.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP High Yield Portfolio	Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, CA 92660 Portfolio Manager Raymond G. Kennedy	Raymond G. Kennedy is primarily responsible for the day-to-day management of the portfolio. Mr. Kennedy is a managing director, portfolio manager and senior member of PIMCO’s investment strategy group that manages high yield funds and oversees bank loan trading and collateralized debt obligations. Mr. Kennedy joined the firm in 1996 and has had portfolio management responsibilities since that time.

	Post Advisory Group, LLC 11755 Wilshire Boulevard Suite 1400 Los Angeles, CA 90025 Portfolio Managers Larry Post Allan Schweitzer	Larry Post and Allan Schweitzer are primarily responsible for the day-to-day management of the portfolio. Mr. Post, Chief Executive Officer and Chief Investment Officer of Post since August 2000 and January 2004, respectively, has overall responsibility for the portfolio and investment process. Mr. Schweitzer, a Managing Director-Investment Management of Post, joined Post in 2000 and has held his current position since that time.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Core Equity Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the portfolio are made by the US Value Investment Policy Group, comprised of Senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the portfolio are Marilyn Fedak, John Mahedy, Chris Marx and John Phillips.

Ms. Fedak has been Chief Investment Officer — US Value Equities and Chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the Bernstein value equities business. She serves on AllianceBernstein’s Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with AllianceBernstein in 2000.

Mr. Mahedy was named Co-Chief Investment Officer — US Value Equities in 2003. He continues to serve as Director of Research — US Value Equities, a position he has held since 2001.

Mr. Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined AllianceBernstein in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. He has had portfolio management responsibilities since that time.

Mr. Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips joined AllianceBernstein in 1994 and has had portfolio management responsibilities since that time.

	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206 Portfolio Manager E. Marc Pinto	E. Marc Pinto is primarily responsible for day-to-day management of the portfolio. Mr. Pinto manages institutional separate accounts in the Large Cap Growth discipline. Mr. Pinto has been a portfolio manager with Janus since 1994.

-	Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501 Portfolio Managers Connor Browne, CFA William V. Fries, CFA Ed Maran, CFA

Connor Browne, William V. Fries and Ed Maran are primarily responsible for day-to-day management of the portfolio.

Connor Browne, joined Thornburg in August 2001 as an Associate Portfolio Manager and has had portfolio management responsibilities since that time.

William V. Fries has been a Managing Director and Portfolio Manager of Thornburg since 1995.

Ed Maran joined Thornburg in October 2002 as Associate Portfolio Manager and has had portfolio management responsibilities since that time. From February 2001 to May 2002 Mr. Maran was a Senior Analyst at USAA.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Growth Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager William D. Baird

The management of and decisions for the portfolio are made by the US Disciplined Growth Team. The US Disciplined Growth Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. While all members work jointly to determine the investment strategy, including security selection, William D. Baird is primarily responsible for day-to-day management of the portfolio.

Mr. Baird is a senior vice president and Portfolio Manager. He has had portfolio management responsibility for more than 5 years prior thereto. Mr. Baird joined AllianceBernstein in 1994 as a quantitative analyst and became a member of the US Disciplined Growth Team in 1995.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Scott T. Migliori Seth A. Reicher

Scott T. Migliori, Director and Co-Chief Investment Officer, U.S. Large Cap Select Growth Equities and Seth A. Reicher, Managing Director and Co-Chief Investment Officer of RCM are primarily responsible for the day-to-day management of the portfolio.

Mr. Migliori is a Senior Portfolio Manager on the U.S. Large Cap Equity Portfolio Management Team. He joined RCM in 2003 as a Director and Senior Portfolio Manager. Prior to joining RCM, Mr. Migliori was an equity research analyst, then Portfolio Manager and Analyst, and senior co-manager at Provident Investment Counsel, Inc. from 1995 to 2003.

Mr. Reicher has been a Managing Director and Co-Chief Investment Officer of RCM since 2000. Mr. Reicher joined RCM as an Analyst in 1993.

TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017 Portfolio Managers Craig C. Blum Stephen A. Burlingame

Craig C. Blum, Managing Director, U.S. Equities and Stephen A. Burlingame, Managing Director, U.S. Equities of TCW are primarily responsible for the day-to-day management of the portfolio.

Mr. Blum previously served as a Managing Director, U.S. Equities, TCW Concentrated Core Equities. In 2003 he served as a Senior Vice President, U.S. TCW Concentrated Core Equities and from 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Blum joined TCW in 1999.

Mr. Burlingame previously served as a Managing Director, U.S. Equities TCW Concentrated Core Equities and in 2003 he served as a Senior Vice President, U.S. Equities, TCW Concentrated Core Equities, from 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Burlingame joined TCW in 2000.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Value Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Aryeh Glatter

The management of and investment decisions for the portfolio are made by the Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Aryeh Glatter is primarily responsible for day-to-day management of the portfolio.

Mr. Glatter is Vice President and US Relative Value Portfolio Manager. He has had portfolio management responsibility for more than 5 years prior thereto. Mr. Glatter joined AllianceBernstein in 1993.

	Institutional Capital Corporation 225 West Wacker Drive Suite 2400 Chicago, IL 60606 Portfolio Managers Robert H. Lyon Jerrold K. Senser	Robert H. Lyon and Jerrold K. Senser are primarily responsible for the day-to-day management of the portfolio. Mr. Lyon has been President and Chief Investment Officer of ICAP since 1992. Mr. Senser is Executive Vice President and Co-Chief Investment Officer of ICAP. Mr. Senser joined ICAP in 1986 and has had portfolio management responsibilities since that time.

	MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Managers Nevin P. Chitkara Steven R. Gorham	Nevin P. Chitkara and Steven R. Gorham are primarily responsible for day-to-day management of the portfolio. Mr. Chitkara is a Vice President and portfolio manager with MFS and has been employed in the investment management area of MFS since 1997. Mr. Gorham is a portfolio manager with MFS and has been employed in the investment management area of MFS since 1992.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Mid Cap Growth Portfolio	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Wen-Tse-Tseng

The management of and investment decisions for the portfolio are made by AllianceBernstein’s US Small/SMID Cap Growth Investment Team, which is responsible for management of all of AllianceBernstein’s US Small/SMID Cap Growth accounts. The US Small/SMID Cap Growth Investment Team relies heavily on the fundamental analysis and research of the US Small/SMID Cap Growth Team. In addition, the team draws upon the research of AllianceBernstein’s industry analysts as well as other portfolio management teams. The four members of the US Small/SMID Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the portfolio are Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse-Tseng.

Mr. Aronow, Senior Vice President, Portfolio Manager/Research Analyst, serves as team leader for the Small/SMID Cap Growth product and is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time.

Mr. Kirpalani joined AllianceBernstein as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth industrials sector.

Ms. Lau joined AllianceBernstein as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth technology sector.

Mr. Tseng is Vice President and Portfolio Analyst/Manager and is responsible for research and portfolio management for the Small/SMID Cap Growth healthcare sector. Prior to joining AllianceBernstein in March 2006, Mr. Tseng was the healthcare sector portfolio manager for the small cap growth team at William D. Witter since August 2003 and with Weiss, Peck & Greer, from April 2002 to August 2003. Prior to that time Mr. Tseng was a senior healthcare analyst at JP Morgan Flemming Asset Management.

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403 Portfolio Management Team

Edward B. Jamieson, Executive Vice President, Chief Investment Officer-Franklin Equity Group and Portfolio Manager, and Michael McCarthy, Senior Vice President, Director of Research and Portfolio Manager are primarily responsible for the day-to-day management of the portfolio. Members of the team work jointly to determine investment strategy and security selection for the portfolio.

Mr. Jamieson has had portfolio management responsibilities with Franklin and its predecessor since 1987.

Mr. McCarthy joined Franklin in 1992 and has had portfolio management responsibilities since that time.

Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101 Portfolio Management Team

Richard S. Campagna, James M. Landreth, Evelyn D. Lapham and John J. Yoon are primarily responsible for the day-to-day management of the portfolio. Members of the team work jointly to determine investment strategy and security selection for the portfolio.

Mr. Campagna, a Senior Vice President, Portfolio Manager and Analyst, joined Provident in 2005 as an investment professional. From 2001 to 2005 Mr. Campagna was a Portfolio Manager, Managing Director and Head of Research at Shaker Investments, LLC.

Mr. Landreth, a Senior Vice President, Portfolio Manager and Analyst joined Provident in 1993 as an investment professional.

Ms. Lapham, a Managing Director, Co-Lead Portfolio Manager and Analyst joined Provident in 1997 as an investment professional.

Mr. Yoon, a Senior Vice President, Co-Lead Portfolio Manager and Analyst joined Provident in 1995 as an investment professional.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Mid Cap Value Portfolio	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563 Portfolio Engineer William E. Ricks

Investment decisions arise from AXA Rosenberg’s automatic expert system processing which combines proprietary software programs and comprehensive databases to replicate the decisions financial experts might make in a perfect world. A team of personnel employed by AXA Rosenberg is jointly responsible for monitoring the recommendations for all accounts that are generated by the investment model and for the day-to-day operations of the accounts.

Dr. Ricks is primarily responsible for the day-to-day management of the portfolio and is the Chief Executive Officer and Chief Investment Officer of AXA Rosenberg. Dr. Ricks has held these positions since 1998. He joined AXA Rosenberg’s predecessor in 1989. He is responsible for overseeing the implementation of AXA Rosenberg’s investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the various aspects of AXA Rosenberg’s investment process, including trading, operations, portfolio engineering, and portfolio construction.

TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017 Portfolio Managers Nicholas F. Galluccio Susan I. Suvall

Nicholas F. Galluccio and Susan I. Suvall are primarily responsible for the day-to-day management of the portfolio.

Mr. Galluccio has been a Managing Director of TCW since 1997 and joined TCW in 1982.

Ms. Suvall has been a Managing Director of TCW since 1998 and joined TCW in 1985.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Manager James N. Mordy	James N. Mordy is primarily responsible for day-to-day management of the portfolio. Mr. Mordy, a Senior Vice President of Wellington Management, has served as Portfolio Manager of the portfolio since 2002. Mr. Mordy joined Wellington Management in 1985 as an investment professional.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Technology Portfolio	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113 Portfolio Manager Kevin M. Landis	Kevin M. Landis is primarily responsible for day-to-day management of the portfolio. Mr. Landis has been the Chief Investment Officer, Chief Executive Officer and Portfolio Manager of Firsthand for the past five years. Mr. Landis co-founded the firm in 1993.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Huachen Chen Walter C. Price

Huachen Chen and Walter C. Price are primarily responsible for day-to-day management of the portfolio.

Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager and has been associated with RCM as an investment professional since 1994.

Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. He joined RCM in 1974 as a Senior Securities Analyst.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers John F. Averill Bruce L. Glazer Anita M. Killian Vikram Murthy Scott E. Simpson Eric Stromquist

John F. Averill, Bruce L. Glazer, Anita M. Killian, Vikram Murthy, Scott E. Simpson and Eric Stromquist are primarily responsible for day-to-day management of the portfolio.

Mr. Averill, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Glazer, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the portfolio since 2003.

Ms. Killian, a Vice President of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Murthy, a Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Murthy has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Simpson, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Stromquist, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the portfolio since 2003.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Management Fees

Each portfolio pays a fee to AXA Equitable for management services. For the fiscal year ended December 31, 2005, the Large Cap Core Equity Portfolio, Large Cap Growth Portfolio and Large Cap Value Portfolio each paid a management fee at an annual rate of 0.90% of the average daily net assets of the portfolio. The Mid Cap Growth Portfolio and Mid Cap Value Portfolio each paid a management fee at an annual rate of 1.10% of the average daily net assets of the portfolio. The Technology Portfolio paid a management fee at an annual rate of 1.20% of the average daily net assets of the portfolio. The Core Bond Portfolio and High Yield Portfolio each paid a management fee at an annual rate of 0.58% of the average daily net assets of the portfolio. The Aggressive Equity Portfolio paid a management fee at an annual rate of 0.60% of the average daily net assets of the portfolio.

A discussion of the basis for the decision by the Trust’s board of trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the sub-advisers is available in the Trust’s Annual Report to Shareholders dated December 31, 2005, except with respect to the investment advisory agreements with Legg Mason Capital Management, Inc. with regard to the Aggressive Equity Portfolio and Post Advisory Group, LLC with regard to the High Yield Portfolio which is available in the Trust’s Semi-Annual Report to Shareholders dated June 30, 2005.

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

AXA Equitable also provides administrative services to the Trust including coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the portfolio’s total average net assets plus $35,000 per portfolio and an additional $35,000 for each portion of the portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style).

Expense Limitation Agreement

In the interest of limiting until April 30, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) the expenses of each portfolio (except Aggressive Equity Portfolio and High Yield Portfolio), the Manager has entered into an expense limitation agreement with the Trust with respect to the portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each portfolio’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to 0.70% for the Core Bond Portfolio, 1.60% for the Technology Portfolio, 1.10% for the Large Cap Core Equity Portfolio, the Large Cap Growth Portfolio and the Large Cap Value Portfolio and 1.35% for the Mid Cap Growth Portfolio and the Mid Cap Value Portfolio.

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waivers being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the portfolio will be charged such lower expenses.

Legal Proceedings

AllianceBernstein L.P.

All aspects of AllianceBernstein L.P.’s (“AllianceBernstein” and “the firm”) business are subject to various federal and state laws and regulations, and to laws in foreign countries in which AllianceBernstein’s subsidiaries conduct business. Accordingly, from time to time, regulators contact AllianceBernstein seeking information concerning the firm and its business activities. At any given time, AllianceBernstein is also a party to civil lawsuits.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Please see below for details on current material litigation against AllianceBernstein and material regulatory matters involving AllianceBernstein:

Pending Litigation

1.	Mutual Fund Revenue Sharing. On June 22, 2004, a purported class action complaint styled Aucoin, et al. v. Alliance Capital Management L.P., et al. was filed against the firm and other defendants. The complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. Plaintiff seeks unspecified actual and punitive damages, asserting claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Investment Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiff also seeks rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses. Other, related complaints were filed, and have been consolidated in New York federal district court. In October 2005, the Court dismissed the consolidated complaint except for plaintiffs’ claim under Section 36(b). In January 2006, the Court granted Alliance’s motion for reconsideration and dismissed plaintiffs’ Section 36(b) claim as well. The plaintiffs have moved for leave to amend their complaint. Alliance believes that the plaintiffs’ allegations are without merit and intends to vigorously defend against them if their dismissal is appealed.

2.	Alliance Premier Growth Fund Litigation. In December 2002, a complaint styled Goggins v. Alliance Capital Management was filed in federal court alleging that the registration statement and prospectus for the Large Cap Growth Fund (f/k/a the Premier Growth Fund) were materially misleading in describing the objectives and strategies of the Fund in relation to its investments in Enron shares. The firm and the other defendants moved to dismiss the complaint. In December 2004, the court granted our motion and dismissed the Goggins case. In January 2006, the U.S. Court of Appeals for the Third Circuit affirmed the dismissal. AllianceBernstein and the other defendants in these actions believe that the allegations are without merit and intend to vigorously defend against them if they should be asserted again.

3.	Premier Growth Fund Litigation (Jaffe). In September 2002, a complaint styled Jaffe v. Alliance Capital Management, et al. was filed in federal court alleging that the firm breached its fiduciary duties to the Large Cap Growth Fund (f/k/a Premier Growth Fund) by causing it to invest in Enron shares and that the agreements between the firm and the Fund violated the Investment Company Act of 1940. In May 2005, the court dismissed the amended Jaffe complaint on the ground that plaintiff failed to make a demand on the Fund’s board pursuant to Fed. R. Civ. P. 23.1. Plaintiff’s time to appeal has expired. On June 15, 2005, plaintiff made a demand of the Fund’s board requesting that it take action against AllianceBernstein for the reasons set forth in the amended Jaffe complaint. The board subsequently declined to take the requested action. The firm believes that the allegations in Jaffe are without merit and intends to vigorously defend against them should they be asserted again.

4.	Illinois Class Action Complaint. On October 1, 2003, a class action complaint was filed in Illinois state court against Alliance Capital Management L.P. (now known as AllianceBernstein L.P.) by an alleged shareholder in the Premier Growth Fund. In June 2004, plaintiffs amended the complaint, adding a new plaintiff and seeking to allege claims on behalf of a class of all investors holding an interest in any portfolio managed by the firm’s Large Cap Growth Team. The amended complaint alleges that the firm breached a contract consisting principally of firm marketing materials that allegedly required the Team to purchase only “1-rated” stocks for the Large Cap Growth portfolios. AllianceBernstein removed the amended complaint to federal court in Illinois, and plaintiffs moved to remand it to state court. On August 30, 2004, the federal court remanded the amended complaint to state court in Illinois. The firm’s appeal of the remand order was denied on September 2, 2005. AllianceBernstein and the other defendants in this action believe that the allegations are without merit and intend to vigorously defend against them.

5.

Market Timing and Late Trading Litigation. On October 2, 2003, a complaint (“Hindo”) was filed in federal court in New York alleging that AllianceBernstein and numerous other defendants entered into agreements under which certain parties were permitted to engage in “late trading” and “market timing” transactions in certain firm-sponsored mutual funds in violation of the Securities Act of 1933 (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”) and the Investment Advisers Act of 1940. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Since October 3, 2003, numerous additional lawsuits making factual allegations generally similar to those in Hindo have been filed in federal and state

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court, including a complaint by the West Virginia attorney general. Others may be filed. Certain of these lawsuits allege claims under the Securities Act and Exchange Act, as well as claims under the Investment Company Act, the Employee Retirement Income Security Act of 1974 and common law. All of these lawsuits seek an unspecified amount of compensatory damages. Consolidated amended complaints were filed in the actions, and AllianceBernstein has moved to dismiss them. AllianceBernstein and the other defendants in these actions intend to vigorously defend against them.

6.	Enron Shareholder Litigation. On April 8, 2002, in In re Enron Corporation Securities Litigation, a consolidated complaint (“Enron Complaint”) was filed in federal court in Houston against numerous defendants, including the firm. The principal allegations pertaining to the firm are that it violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron and effective with the SEC on July 18, 2001, which was used to sell $1.9 billion Enron Corp. Zero Coupon Convertible Notes due 2021. Plaintiffs allege that Frank Savage, who was at that time an employee of Alliance Capital Management L.P. and who was a director of the General Partner of Alliance Capital Management L.P., signed the registration statement at issue. Plaintiffs allege that the registration statement was materially misleading. Plaintiffs further allege that the firm was a controlling person of Frank Savage. Plaintiffs therefore assert that the firm is itself liable for the allegedly misleading registration statement. Plaintiffs seek rescission or a rescissory measure of damages. On June 3, 2002, we moved to dismiss the Enron Complaint as the allegations therein pertain to it. On March 12, 2003, that motion was denied. The firm filed its answer to an amended consolidated complaint on June 13, 2003 and has filed an opposition to class certification. That motion is pending. The case is currently in discovery. AllianceBernstein believes that plaintiffs’ allegations in the Enron Amended Consolidated Complaint as to it are without merit and intends to vigorously defend against these allegations.

* * *

At the present time, we are unable to predict the outcome or estimate a possible loss or range of loss in respect of the foregoing matters because of the inherent uncertainty regarding the outcome of complex litigation.

With respect to all significant litigation matters, we conduct a probability assessment of the likelihood of a negative outcome. If the likelihood of a negative outcome is probable, and the amount of the loss can be reasonably estimated, we record an estimated loss for the expected outcome of the litigation as required by Statement of Financial Accounting Standards No. 5 (“SFAS No. 5”), “Accounting for Contingencies”, and Financial Accounting Standards Board (“FASB”) Interpretation No. 14, “Reasonable Estimation of the Amount of a Loss –an interpretation of FASB Statement No. 5”.

If the likelihood of a negative outcome is reasonably possible and we are able to indicate an estimate of the possible loss or range of loss, we disclose that fact together with the estimate of the possible loss or range of loss. However, it is difficult to predict the outcome or estimate a possible loss or range of loss because litigation is subject to significant uncertainties, particularly when plaintiffs allege substantial or indeterminate damages, or when the litigation is highly complex or broad in scope.

Past Litigation

1.	Florida SBA Litigation. In May 2002, The Florida State Board of Administration (“SBA”) filed a complaint against Alliance Capital Management L.P. in Florida state court claiming that it breached an investment management contract, was negligent and violated the Florida Securities and Investor Protection Act. It later filed an amended complaint alleging, among other things, that the firm breached its contract with the SBA by investing in or continuing to hold stocks for the SBA’s investment portfolio that were not “1-rated” by AllianceBernstein analysts – including but not limited to Enron stock – the highest rating that Alliance’s research analysts could assign. On January 27, 2004, the court denied the firm’s motion to dismiss the Amended Complaint’s fraud and breach of fiduciary duty claims. On April 18, 2005, the jury in the matter found in favor of the firm on all counts. The parties have agreed that there will be no appeal.

2.

Proof-of-Claim Litigation. On January 12, 2005, a purported class action complaint styled Charles Davidson and Bernard Samson, et al. v. Bruce W. Calvert, et al. was filed against the firm, various current and former directors of the firm, and other defendants in the United States District Court for the Southern District of New York by alleged shareholders of AllianceBernstein Funds. The complaint alleges that Alliance, as investment adviser to the AllianceBernstein Funds, and the other defendants breached their fiduciary duties under the Investment Company Act by failing to ensure that the AllianceBernstein Funds participated in certain securities class action settlements for which the Funds were eligible. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, and forfeiture of all commissions and fees paid to the defendants. Two additional lawsuits making

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factual allegations substantially similar to those in the Davidson Complaint were filed against the firm and other unaffiliated defendants. On April 11, 2005, the court signed an order dismissing the Davidson action with prejudice.

3.	Premier Growth Fund Litigation (Benak). On December 7, 2001, a complaint styled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund was filed in the federal court in New Jersey against Alliance Capital and the Large Cap Growth Fund (f/k/a Premier Growth Fund) alleging that defendants violated Section 36(b) of the Investment Company Act of 1940. Plaintiff’s principal allegations are that Alliance Capital breached its duty of loyalty to Premier Growth Fund because one of the directors of the General Partner of the firm served as a director of Enron Corp. when Premier Growth Fund purchased shares of Enron, and as a consequence thereof the investment advisory fees paid to the firm by Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. On February 9, 2004, the Court granted with prejudice our motion to dismiss the Benak Consolidated Amended Complaint, holding that plaintiff’s allegations failed to state a claim under Section 36(b). Plaintiffs have not appealed.

4.	Miller Litigation. On April 25, 2001, an amended class action complaint styled Miller, et al. v. Mitchell Hutchins Asset Management, Inc., et al. (“Amended Complaint”) was filed in the federal court against the firm and other defendants alleging violations of the ICA and breaches of common law fiduciary duty. The principal allegations of the Amended Complaint were that the advisory and distribution fees for certain mutual funds managed by the firm were excessive in violation of the ICA and the common law. Plaintiffs subsequently amended their complaint to include as plaintiffs shareholders of seven mutual funds sponsored by the firm. On December 19, 2003, the parties entered into a settlement agreement resolving the matter, and it has been dismissed by the Court.

Pending Regulatory Matters

1.	Mutual Fund Trading Matters. Certain regulatory authorities, including the SEC and the Office of the New York State Attorney General (“NYAG”), are investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares and have requested that the firm provide information to them. Our firm has cooperated and will continue to cooperate with all of these authorities.

On December 18, 2003, the firm reached terms with the SEC for the resolution of regulatory claims against Alliance Capital Management L.P. with respect to market timing. The SEC Order reflecting the agreement found that the firm maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by the firm in return for or in connection with making investments (which were not actively traded) in other firm products, including hedge funds and mutual funds, for which it receives advisory fees (“Market Timing Relationships”). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital Management L.P. The firm concurrently reached an agreement in principle with the NYAG which was subject to final, definitive documentation. That documentation, titled the Assurance of Discontinuance, is dated September 1, 2004.

Under both the SEC Order and the NYAG agreement, the firm must establish a $250 million fund to compensate fund shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory agreements with AllianceBernstein-sponsored U.S. long-term open-end retail mutual funds for a minimum of five years, which commenced January 1, 2004. The terms of the agreements also call for the formation of certain compliance and ethics committees and the election of independent chairman to mutual fund boards, among other things.

The investigations by the SEC and NYAG are continuing. On February 10, 2004, we received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (“West Virginia Securities Commission”) (together, the “Information Requests”). Both Information Requests require us to produce documents concerning, among other things, any market timing or late trading in our sponsored mutual funds. We responded to the Information Requests and are cooperating fully with the investigation.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a “Summary Order to Cease and Desist, and Notice of Right to Hearing” addressed to Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. The Summary Order claims that the firms violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. On January 25, 2006, we and other unaffiliated firms filed a Petition for Writ of

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Prohibition and Order Suspending Proceedings in West Virginia state court, seeking to vacate the Summary Order and for other relief. We intend to vigorously defend against the allegations in the Summary Order.

2.	Alliance Capital Asset Management (India) Pvt. Ltd. On August 9, 2003, the Securities and Exchange Board of India (“SEBI”) ordered that Samir C. Arora, a former research analyst/portfolio manager of Alliance, refrain from buying, selling or dealing in Indian equity securities. Until August 4, 2003, when Mr. Arora announced his resignation from Alliance, he served as head of Asian emerging markets equities and a fund manager of Alliance Capital Asset Management (India) Pvt. Ltd. (“ACAML”), a fund management company 75% owned by the firm. The order states that Mr. Arora relied on unpublished price sensitive information in making certain investment decisions on behalf of certain clients of ACAML and the firm, that there were failures to make required disclosures regarding the size of certain equity holdings and that Mr. Arora tried to influence the sale of Alliance Capital Management L.P.’s stake in ACAML. On March 31, 2004, SEBI issued a final order against Mr. Arora barring him from dealing directly or indirectly in the Indian securities markets for a period of five years commencing from August 9, 2003. On October 15, 2004, the Securities Appellate Tribunal allowed Mr. Arora’s appeal and set aside SEBI’s order.

On September 8, 2003, SEBI issued to Alliance Capital Management L.P. a show cause notice and finding of investigation (the “Notice”). The Notice required the firm to explain its failure to make disclosure filings as to the acquisition of shares of five (5) Indian equity securities held at various times by Alliance Capital Management L.P. (through sub-accounts under foreign institutional investor licenses), ACAML and Alliance Capital Management L.P.’s local Indian mutual fund as required under certain SEBI regulations when the holdings of the said entities in the Relevant Scrips crossed 5% which could make the firm liable to pay penalties prescribed under Section 15A of the SEBI Act, 1992, which requires that disclosure be made when the holdings of an investor (or a group of investors acting in concert) in an Indian security either exceeds five percent (5%) of the outstanding shares or changes by more than two percent (2%). On May 12, 2004, SEBI fined ACAML and its local Indian mutual fund approximately US $630,000 for not filing the required notices in a timely manner.

On August 18, 2004, the SEBI entered an order of adjudication against ACAML, its local Indian mutual fund and the firm for violations of Section 15G and 15HA of the SEBI Act. The order states that a portfolio manager of ACAML relied upon unpublished price sensitive information in making certain investment decisions on behalf of certain clients of ACAML and the firm and that during various time periods he engaged in manipulative trading activity with respect to certain other securities. The firm and ACAML intend to file an appeal with respect to the order with the Securities Appellate Tribunal. SEBI imposed a penalty of R.S. 150,000,000 (approximately $3,200,000) jointly and severally on ACAML and the firm.

The allegations against the firm and ACAML contained in these orders of adjudication were largely based on the alleged actions of Mr. Arora, for which the firm and ACAML were allegedly responsible. These alleged actions were the subject of SEBI’s order against Mr. Arora, which has now been set aside. We believe that if the setting aside of SEBI’s order against Mr. Arora is not overturned on appeal, it should substantially strengthen the firm’s legal position in its appeal of the SEBI orders against the firm and ACAML.

3.	On July 26, 2005, the National Association of Securities Dealers, Inc. (“NASD”) notified our broker dealer subsidiary Sanford C. Bernstein & Co., LLC (“SCB”) and an SCB research analyst that the NASD enforcement staff was recommending that enforcement actions be commenced against SCB and the analyst (this notification typically is called a “Wells Notice”). The analyst had written research reports that announced the suspension of SCB’s and the analyst’s coverage of certain securities, and the analyst subsequently sold personal holdings in the same securities. Prior to joining SCB, the analyst received the securities as compensation while employed by the issuers of those securities. The NASD claims that SCB and the analyst violated NASD rules that restrict personal trading by research analysts. On January 3, 2006, SCB and the analyst signed a Letter of Acceptance, Waiver and Consent (the “AWC”) resolving any claims involving SCB and the analyst, Charles B. (“Brad”) Hintz, and imposing a fine of $350,000 against SCB and of $200,000 against Mr. Hintz. The NASD has approved the AWC. The firm recorded an earnings charge of $350,000 in connection therewith.

4.	On July 26, 2005, the New York Stock Exchange, Inc. (“NYSE”) gave a Wells Notice to each of approximately 20 member firms, including SCB, claiming that the firms violated NYSE rules by failing to properly identify certain short sale transactions as short sales in Electronic Blue Sheet submissions. For SCB, this issue was the result of a coding problem in an electronic reporting system. That problem was corrected in 2003. On September 26, 2005, SCB entered into a stipulation of facts and consent to penalty with the NYSE. On January 3, 2006, an NYSE hearing panel approved the stipulation and consent. The firm recorded a $150,000 earnings charge in connection with the settlement of this matter.

5.

On September 16, 2005, the SEC issued a Wells notice to the firm claiming that it aided and abetted violations of Section 19(a) of the Investment Company Act of 1940 by the Alliance All-Market Advantage Fund and the Spain Fund. The notice alleged that the

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funds did not, under Section 19(a), provide the required disclosure of the character of dividend distributions. The funds revised their dividend disclosures in 2004 in response to the SEC’s review of this matter and the firm believes that the disclosures now fully comply with Section 19(a). The firm has reached an agreement in principle with the SEC to resolve this matter, and has recorded a $450,000 earnings charge in connection therewith.

Past Regulatory Matters

1.	On March 31, 2004, the firm and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that Morgan Stanley violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC had indicated publicly that, among other things, it was considering enforcement action in connection with mutual funds’ disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC and NASD issued subpoenas to the firm in connection with this matter. We cooperated fully with their inquiry. On June 8, 2005, the NASD announced that the firm’s mutual fund distributor had paid $4 million to settle the inquiry, without admitting or denying liability. Management believes that this settlement will resolve both investigations.

2.	On April 17, 1997, the SEC accepted an Offer of Settlement from the firm and issued an Order Instituting Proceedings, Making Findings and Imposing Remedial Sanctions Pursuant to Section 203(e)(5) of the Investment Advisor Act of 1940 (the “Order”). In the Order, the SEC found that in the 1990-92 period Alliance Capital had not adequately supervised the personal securities trading of one of its former employees based on the firm’s failure to have sufficient supervisory procedures in place and failure to implement properly those procedures. In making its Offer of Settlement, the firm neither admitted nor denied the SEC’s findings set forth in the Order. As part of the settlement, the firm agreed to be censured, to pay a civil monetary penalty of $100,000 and to retain an independent consultant to conduct a review of the firm’s personal trading policies and procedures.

The SEC did not charge Alliance Capital with any intentional or willful conduct or complicity with the former employee’s trading. The firm has substantially improved its policies and procedures concerning personal trading by employees. These improvements include increased restrictions on personal trading and a requirement that all officers and advisory personnel obtain pre-clearance for personal trades from our Compliance Department. Our current policies and procedures concerning personal trading by employees are consistent with industry norms and with recommendations made by the Investment Company Institute.

3.	The SEC found that from approximately May 4, 1973 to April 30, 1975, Alliance Capital Management Corporation (“ACMC” predecessor of ACMLP and recently its general partner) violated Section 206 of the Advisers Act in that disclosure was not made to certain discretionary clients of ACMC who were paying brokerage commissions on over-the-counter transactions to Alcor Securities Corporation, a wholly-owned subsidiary of ACMC, which issued confirmations showing the charges on those transactions. By order dated September 13, 1979, the SEC simultaneously instituted administrative proceedings under the Investment Advisers Act of 1940, naming ACMC as respondent and accepted an offer of settlement in which ACMC, without admitting or denying the allegations against it, consented to the SEC’s Order Making Findings and Imposing Remedial Sanctions.

In addition to the foregoing regulatory investigation matters, please note that between September 2005 and November 2005, the SEC conducted a routine inspection of Alliance Capital, its affiliated registered investment advisers and the AllianceBernstein fund complex. On January 12, 2006, we received a comment letter from the SEC that noted no material deficiencies.

AllianceBernstein is involved in various other inquiries, administrative proceedings and litigation, some of which allege substantial damages. While any proceeding or litigation has the element of uncertainty, AllianceBernstein believes that the outcome of any one of the other lawsuits or claims that is pending or threatened, or all of them combined, will not have a material adverse effect on its ability to perform under its investment management agreements with clients.

A discussion of material litigation and regulatory matters also is contained in AllianceBernstein’s Form 10-K for the year ended December 31, 2005. If you would like additional information concerning any of these matters, or any other matters, please let us know.

Franklin Advisers, Inc.

Distribution of settlement monies.  Under the terms of the SEC’s Orders and the California Attorney General’s Office (“CAGO”) settlement agreement, which have been disclosed in Franklin Resources, Inc. (“the Company’s”) previous filings, the Company has retained an Independent Distribution Consultant (“IDC”) to develop a plan for the distribution of the respective settlement monies.

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The SEC’s Order and the CAGO settlement concerning marketing support payments provide that the distributions of the settlement monies are to be made to the relevant funds, not to individual shareholders. The distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement was approved by the CAGO, and the monies have been disbursed to the relevant funds in accordance with the terms and conditions of that settlement. The SEC has not yet approved the distribution plan pertaining to the SEC marketing support payments. When approved, disbursements of settlement monies under the SEC Order will be made promptly in accordance with the terms and conditions of that Order.

The IDC continues to develop a methodology and Plan of Distribution under the SEC’s Order that resolved its market timing investigation.

Working with Regulators.  As disclosed in the Company’s fiscal second quarter 10-Q filing, on April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including the Company and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys’ fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing and the SEC’s findings regarding market timing in its August 2, 2004 Order.

For details on previous settlements and interactions with regulators, please reference the Company’s most recent filings at http://www.franklintempleton.com/retail/jsp_cm/global_nav/company/sec_filings.jsp.

Class action and derivative lawsuits.  The Company and certain of the Franklin Templeton mutual funds, current and former officers, employees and directors have been named in multiple class action and derivative lawsuits, which are described in the Company’s filings with the SEC. The Company believes that all of the claims made in each of the lawsuits are without merit and intends to defend itself vigorously.

Janus Capital Management LLC

In the fall of 2003, the SEC, NYAG, the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the United States District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (‘‘JCGI’’) on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, Enhanced Investment Technologies, LLC, Bay Isle Financial LLC, Perkins, Wolf, McDonnell and Company, LLC, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was recently refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General’s Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been moved to federal court and transferred to the

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Multi- district litigation case in the U.S. District Court of Baltimore, Maryland, described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the ‘‘market timing’’ actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital’s predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff’s antitrust claims in November 2003, however the U.S. Court of Appeals recently vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the portfolio.

MFS Investment Management

On March 31, 2004, MFS settled an administrative proceeding with the SEC regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term “MFS funds” means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the NYAG and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative) and Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA) and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. In February, March, and April 2005,

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The Manager and the Sub-advisers (cont’d)

the defendants filed separate motions to dismiss all claims of the various lawsuits. The parties continue to brief the issues for the courts and various hearing dates have been scheduled. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the portfolios.

Pacific Investment Management Company LLC

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including the PIMCO Funds, Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series), and various Trustees, have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and Funds of the PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz Funds and PIMCO Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

PIMCO has learned that, on April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by Allianz Global Investors Fund Management LLC and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with Allianz Global Investors Fund Management in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the PIMCO Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

It is possible that these matters and/or other developments resulting from these matters could result in increased PIMCO Fund redemptions or other adverse consequences to the PIMCO Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the PIMCO Funds or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the PIMCO Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

RCM Capital Management LLC

Since February, 2004, RCM Capital Management LLC (“RCM”), in its capacity as a sub-adviser to the Allianz Funds, has been named as a defendant in the 14 “market timing” and “revenue sharing” lawsuits described in the section entitled Pacific Investment Management Company LLC above. Recently, the plaintiffs voluntarily dismissed RCM from the ten “market timing” lawsuits, which had been consolidated in the U.S. District Court for the District of Maryland. RCM remains a named defendant in the four lawsuits concerning “revenue sharing” which have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Allianz Funds during specified periods or as derivative actions on behalf of the Allianz Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PIMCO, AGI, PEA and/or AGID, they and their affiliates (including RCM as one of the Allianz Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI, PIMCO and certain of their affiliates (including RCM) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, then the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

It is possible that these matters and/or other developments resulting from these matters could result in increased Portfolio redemptions or other adverse consequences to the Portfolio. However, RCM believes that these matters are not likely to have a material adverse effect on the Portfolio or on RCM’s ability to perform its investment advisory services relating to the Portfolio.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are material.

PORTFOLIO SERVICES

Buying and Selling Shares

Each portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. These portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities, the securities of small- and mid-capitalization companies (e.g., Mid Cap Growth Portfolio and Mid Cap Value Portfolio) or high-yield securities (e.g., High Yield Portfolio) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive. (or potentially disruptive) to the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated

PORTFOLIO SERVICES (cont’d)

telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value	=	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

PORTFOLIO SERVICES (cont’d)

•	A portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•	Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Investment Company Securities — shares of open-end mutual funds held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Trust’s board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition on the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Dividends and Other Distributions

The portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Portfolio normally pays income dividends monthly, and its net realized gains, if any, annually. Dividends and other distributions by a portfolio are automatically reinvested at net asset value in shares of that portfolio.

Tax Consequences

Each portfolio is treated as a separate corporation, and intends to qualify or continue to qualify to be treated as a regulated investment company, for federal tax purposes. A portfolio will be so treated if it meets specified federal income tax rules, including its requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company is not taxed at the entity (portfolio) level to the extent it passes through its income and gains to its shareholders by making distributions. Although the Trust

PORTFOLIO SERVICES (cont’d)

intends that each portfolio will be operated to have no federal tax liability, if any portfolio does have any federal tax liability, that would hurt its investment performance. Also, any portfolio that invests in foreign securities or holds (and certain other requirements) foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each portfolio to maintain its regulated investment company status (and certain other requirements) because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance and annuity contracts. If a portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and as the administrator for the Trust, therefore carefully monitors the portfolios’ compliance with all of the regulated investment company rules and variable insurance and annuity contract investment diversification rules.

Contract owners seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, affiliates of AXA Equitable, the Co-distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the portfolios’ Class B shares. Under the plan, Class B shares are charged an annual fee to compensate each of the Co-distributors for promoting, selling and servicing shares of the portfolios. The annual fee is equal to 0.25% of each portfolio’s average daily net assets. Because these distribution fees are paid out of the portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost you more than paying other types of charges.

The Co-distributors may receive payments from certain sub-advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the sub-advisers’ respective portfolios. These sales meetings or seminar sponsorships may provide the sub-advisers with increased access to persons involved in the distribution of the Contracts. The Co-distributors also may receive other marketing support from the sub-advisers in connection with the distribution of the Contracts.

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a portfolio’s shareholders of profits earned from selling securities in that portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a portfolio on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

DESCRIPTION OF BENCHMARKS

Each portfolio’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Russell 3000 Index

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000 Growth Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 1000 Value Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Russell 1000 Index

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell Midcap Growth Index

Contains the bottom 800 companies in the Russell 1000 Index with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell Midcap Value Index

Contains the bottom 800 companies in the Russell 1000 Index with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and lower forecasted growth values than the Growth universe.

Russell 2000 Index

Contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 2500 Value Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and lower forecasted growth values than the Growth universe.

DESCRIPTION OF BENCHMARKS (cont’d)

Russell 3000 Growth Index

Is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Technology Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical & electronics, semiconductors, and scientific equipment & suppliers. The index is market value weighted.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, taxable municipal securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $200 million in par value outstanding, rated Baa3 or better by Moody’s, and rated BBB- or better by S&P (and if neither is available for CMBS, then Fitch is used) have a fixed coupon rate, and be U.S. dollar denominated.

Credit Suisse First Boston Global High Yield Index

Is an unmanaged trader priced index that mirrors the public high-yield debt market.

Merrill Lynch High Yield Master Cash Pay Corporate Index

Is an unmanaged index that tracks the performance of below investment grade US dollar denominated corporate bonds publicly issued in the US domestic market.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Trust’s Class A and Class B shares for each of the portfolios. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the portfolio’s operations). The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2005 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

AXA Premier VIP Aggressive Equity Portfolio(b)

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002	2001(a)
Net asset value, beginning of year	$25.23	$22.45	$16.29	$22.83	$30.61

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.01)	(0.01)	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.15	2.81	6.17	(6.53)	(7.76)

Total from investment operations	2.13	2.78	6.16	(6.54)	(7.65)

Less distributions:
Dividends from net investment income	—	—	—	— #	(0.10)
Distributions from realized gains	—	—	—	—	(0.03)

Total dividends and distributions	—	—	—	— #	(0.13)

Net asset value, end of year	$27.36	$25.23	$22.45	$16.29	$22.83

Total return	8.44%	12.38%	37.90%	(28.68)%	(24.99)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,122,576	$2,485,132	$2,141,844	$1,333,623	$2,179,759
Ratio of expenses to average net assets:
After fees paid indirectly	0.73%	0.68%	0.70%	0.66%	N/A
Before fees paid indirectly	0.80%	0.80%	0.77%	0.71%	0.69%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.07)%	(0.12)%	(0.09)%	(0.11)%	N/A
Before fees paid indirectly	(0.14)%	(0.24)%	(0.16)%	(0.16)%	0.42%
Portfolio turnover rate	96%	111%	119%	112%	195%

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Aggressive Equity Portfolio(b) (continued)

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002	2001(a)
Net asset value, beginning of year	$24.91	$22.22	$16.16	$22.72	$30.46

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.08)	(0.06)	(0.07)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.13	2.77	6.12	(6.49)	(7.70)

Total from investment operations	2.05	2.69	6.06	(6.56)	(7.67)

Less distributions:
Dividends from net investment income	—	—	—	— #	(0.04)
Distributions from realized gains	—	—	—	—	(0.03)

Total dividends and distributions	—	—	—	— #	(0.07)

Net asset value, end of year	$26.96	$24.91	$22.22	$16.16	$22.72

Total return	8.23%	12.11%	37.50%	(28.86)%	(25.18)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$267,802	$258,689	$225,426	$146,909	$219,748
Ratio of expenses to average net assets:
After fees paid indirectly	0.98%	0.93%	0.95%	0.91%	N/A
Before fees paid indirectly	1.05%	1.05%	1.02%	0.96%	0.94%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.32)%	(0.37)%	(0.34)%	(0.36)%	N/A
Before fees paid indirectly	(0.39)%	(0.49)%	(0.41)%	(0.41)%	0.12%
Portfolio turnover rate	96%	111%	119%	112%	195%

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Core Bond Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.43	$10.42	$10.37	$10.00

Income (loss) from investment operations:
Net investment income	0.36	0.24	0.24	0.34
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.16)	0.18	0.18	0.48

Total from investment operations	0.20	0.42	0.42	0.82

Less distributions:
Dividends from net investment income	(0.38)	(0.26)	(0.25)	(0.32)
Distributions from realized gains	—	(0.15)	(0.12)	(0.13)

Total dividends and distributions	(0.38)	(0.41)	(0.37)	(0.45)

Net asset value, end of year	$10.25	$10.43	$10.42	$10.37

Total return	2.00%	4.13%	4.10%	8.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,237,241	$944,330	$431,203	$4,614
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%	0.70%
After waivers and fees paid indirectly	0.70%	0.70%	0.70%	0.70%
Before waivers and fees paid indirectly	0.78%	0.80%	0.86%	1.01%
Ratio of net investment income to average net assets:
After waivers	3.51%	2.38%	2.23%	3.28%
After waivers and fees paid indirectly	3.51%	2.38%	2.23%	3.28%
Before waivers and fees paid indirectly	3.43%	2.28%	2.07%	2.97%
Portfolio turnover rate	654%	767%	633%	536%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.02	$0.03

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.42	$10.41	$10.37	$10.00

Income (loss) from investment operations:
Net investment income	0.34	0.22	0.20	0.31
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.16)	0.18	0.19	0.49

Total from investment operations	0.18	0.40	0.39	0.80

Less distributions:
Dividends from net investment income	(0.36)	(0.24)	(0.23)	(0.30)
Distributions from realized gains	—	(0.15)	(0.12)	(0.13)

Total dividends and distributions	(0.36)	(0.39)	(0.35)	(0.43)

Net asset value, end of year	$10.24	$10.42	$10.41	$10.37

Total return	1.74%	3.87%	3.74%	8.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$806,356	$781,977	$666,007	$345,589
Ratio of expenses to average net assets:
After waivers	0.95%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.95%	0.95%	0.95%	0.95%
Before waivers and fees paid indirectly	1.03%	1.05%	1.11%	1.26%
Ratio of net investment income to average net assets:
After waivers	3.26%	2.13%	1.98%	3.03%
After waivers and fees paid indirectly	3.26%	2.13%	1.98%	3.03%
Before waivers and fees paid indirectly	3.18%	2.03%	1.82%	2.72%
Portfolio turnover rate	654%	767%	633%	536%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.02	$0.03

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP High Yield Portfolio(c)

	Class A
	Year Ended December 31,
	2005(a)	2004(a)	2003(a)	2002(a)	2001(a)
Net asset value, beginning of year	$5.75	$5.63	$4.82	$5.46	$6.00

Income (loss) from investment operations:
Net investment income	0.41	0.42	0.42	0.48	0.63
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.23)	0.09	0.69	(0.63)	(0.58)

Total from investment operations	0.18	0.51	1.11	(0.15)	0.05

Less distributions:
Dividends from net investment income	(0.46)	(0.39)	(0.30)	(0.49)	(0.59)

Net asset value, end of year	$5.47	$5.75	$5.63	$4.82	$5.46

Total return	3.26%	9.02%	22.97%	(2.72)%	0.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$770,374	$974,088	$784,005	$234,361	$254,910
Ratio of expenses to average net assets	0.76%	0.76%	0.75%	0.69%	0.67%
Ratio of net investment income to average net assets	7.08%	7.20%	7.67%	9.21%	10.15%
Portfolio turnover rate	116%	78%	66%	141%	88%

	Class B
	Year Ended December 31,
	2005(a)	2004(a)	2003(a)	2002(a)	2001(a)
Net asset value, beginning of year	$5.71	$5.59	$4.79	$5.43	$5.97

Income (loss) from investment operations:
Net investment income	0.39	0.40	0.40	0.47	0.58
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.21)	0.09	0.68	(0.63)	(0.54)

Total from investment operations	0.18	0.49	1.08	(0.16)	0.04

Less distributions:
Dividends from net investment income	(0.45)	(0.37)	(0.28)	(0.48)	(0.58)

Net asset value, end of year	$5.44	$5.71	$5.59	$4.79	$5.43

Total return	3.13%	8.75%	22.54%	(2.96)%	0.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,043,950	$1,029,570	$823,114	$330,804	$285,484
Ratio of expenses to average net assets	1.01%	1.01%	1.00%	0.94%	0.92%
Ratio of net investment income to average net assets	6.83%	6.95%	7.42%	8.96%	9.97%
Portfolio turnover rate	116%	78%	66%	141%	88%

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Large Cap Core Equity Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.37	$9.89	$7.73	$10.00

Income (loss) from investment operations:
Net investment income	0.06	0.08	0.03	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.67	0.90	2.17	(2.28)

Total from investment operations	0.73	0.98	2.20	(2.23)

Less distributions:
Dividends from net investment income	(0.03)	(0.13)	(0.04)	(0.04)
Distributions from realized gains	(0.28)	(0.37)	—	—

Total dividends and distributions	(0.31)	(0.50)	(0.04)	(0.04)

Net asset value, end of year	$10.79	$10.37	$9.89	$7.73

Total return	7.07%	9.92%	28.41%	(22.34)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$309,162	$6,932	$5,049	$2,305
Ratio of expenses to average net assets:
After waivers and reimbursements	1.10%	1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	1.08%	1.07%	1.07%	1.04%
Before waivers, reimbursements and fees paid indirectly	1.15%	1.22%	1.42%	2.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.52%	0.79%	0.42%	0.49%
After waivers, reimbursements and fees paid indirectly	0.54%	0.82%	0.45%	0.55%
Before waivers, reimbursements and fees paid indirectly	0.47%	0.67%	0.10%	(0.43)%
Portfolio turnover rate	39%	52%	45%	39%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.03	$0.08

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.38	$9.89	$7.73	$10.00

Income (loss) from investment operations:
Net investment income	0.03	0.05	0.01	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.66	0.91	2.16	(2.27)

Total from investment operations	0.69	0.96	2.17	(2.25)

Less distributions:
Dividends from net investment income	— #	(0.10)	(0.01)	(0.02)
Distributions from realized gains	(0.28)	(0.37)	—	—

Total dividends and distributions	(0.28)	(0.47)	(0.01)	(0.02)

Net asset value, end of year	$10.79	$10.38	$9.89	$7.73

Total return	6.70%	9.75%	28.09%	(22.53)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$185,408	$173,875	$136,178	$48,689
Ratio of expenses to average net assets:
After waivers and reimbursements	1.35%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.33%	1.32%	1.32%	1.29%
Before waivers, reimbursements and fees paid indirectly	1.40%	1.47%	1.67%	2.27%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.27%	0.54%	0.17%	0.24%
After waivers, reimbursements and fees paid indirectly	0.29%	0.57%	0.20%	0.30%
Before waivers, reimbursements and fees paid indirectly	0.22%	0.42%	(0.15)%	(0.68)%
Portfolio turnover rate	39%	52%	45%	39%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.01	$0.03	$0.08

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Large Cap Growth Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.66	$9.03	$6.90	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.79	0.64	2.14	(3.09)

Total from investment operations	0.74	0.63	2.13	(3.10)

Net asset value, end of year	$10.40	$9.66	$9.03	$6.90

Total return	7.66%	6.98%	30.87%	(31.00)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$17,780	$12,166	$8,168	$2,637
Ratio of expenses to average net assets:
After waivers and reimbursements	1.10%	1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	1.08%	1.05%	1.07%	0.96%
Before waivers, reimbursements and fees paid indirectly	1.13%	1.16%	1.33%	1.84%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.49)%	(0.23)%	(0.32)%	(0.31)%
After waivers, reimbursements and fees paid indirectly	(0.47)%	(0.18)%	(0.29)%	(0.17)%
Before waivers, reimbursements and fees paid indirectly	(0.52)%	(0.29)%	(0.55)%	(1.05)%
Portfolio turnover rate	42%	53%	30%	19%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$— #	$0.01	$0.01	$0.06

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.58	$8.99	$6.88	$10.00

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.79	0.63	2.14	(3.09)

Total from investment operations	0.72	0.59	2.11	(3.12)

Net asset value, end of year	$10.30	$9.58	$8.99	$6.88

Total return	7.52%	6.56%	30.67%	(31.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$362,850	$343,638	$253,326	$76,577
Ratio of expenses to average net assets:
After waivers and reimbursements	1.35%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.33%	1.30%	1.32%	1.21%
Before waivers, reimbursements and fees paid indirectly	1.38%	1.41%	1.58%	2.09%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.74)%	(0.48)%	(0.57)%	(0.56)%
After waivers, reimbursements and fees paid indirectly	(0.72)%	(0.43)%	(0.54)%	(0.42)%
Before waivers, reimbursements and fees paid indirectly	(0.77)%	(0.54)%	(0.80)%	(1.30)%
Portfolio turnover rate	42%	53%	30%	19%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$— #	$0.01	$0.01	$0.05

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Large Cap Value Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.99	$10.28	$7.98	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.13	0.07	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.68	1.36	2.43	(2.05)

Total from investment operations	0.81	1.49	2.50	(1.96)

Less distributions:
Dividends from net investment income	(0.09)	(0.14)	(0.07)	(0.06)
Distributions from realized gains	(0.52)	(0.64)	(0.13)	—

Total dividends and distributions	(0.61)	(0.78)	(0.20)	(0.06)

Net asset value, end of year	$11.19	$10.99	$10.28	$7.98

Total return	7.37%	14.71%	31.44%	(19.63)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$309,385	$9,758	$5,999	$2,345
Ratio of expenses to average net assets:
After waivers and reimbursements	1.10%	1.10%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly	1.04%	0.96%	1.03%	0.92%
Before waivers, reimbursements and fees paid indirectly	1.12%	1.15%	1.33%	1.77%
Ratio of net investment income to average net assets:
After waivers and reimbursements	1.03%	1.35%	0.92%	0.90%
After waivers, reimbursements and fees paid indirectly	1.09%	1.49%	0.99%	1.08%
Before waivers, reimbursements and fees paid indirectly	1.01%	1.30%	0.69%	0.23%
Portfolio turnover rate	76%	99%	135%	129%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$0.01	$0.02	$0.06

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.99	$10.28	$7.98	$10.00

Income (loss) from investment operations:
Net investment income	0.09	0.12	0.05	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.69	1.34	2.43	(2.05)

Total from investment operations	0.78	1.46	2.48	(1.98)

Less distributions:
Dividends from net investment income	(0.06)	(0.11)	(0.05)	(0.04)
Distributions from realized gains	(0.52)	(0.64)	(0.13)	—

Total dividends and distributions	(0.58)	(0.75)	(0.18)	(0.04)

Net asset value, end of year	$11.19	$10.99	$10.28	$7.98

Total return	7.10%	14.42%	31.11%	(19.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$526,727	$406,626	$256,460	$86,036
Ratio of expenses to average net assets:
After waivers and reimbursements	1.35%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.29%	1.21%	1.28%	1.17%
Before waivers, reimbursements and fees paid indirectly	1.37%	1.40%	1.58%	2.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.78%	1.10%	0.67%	0.65%
After waivers, reimbursements and fees paid indirectly	0.84%	1.24%	0.74%	0.83%
Before waivers, reimbursements and fees paid indirectly	0.76%	1.05%	0.44%	(0.02)%
Portfolio turnover rate	76%	99%	135%	129%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$— #	$0.01	$0.02	$0.06

.

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Mid Cap Growth Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.63	$8.75	$6.30	$10.00

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.06)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	0.89	1.10	2.58	(3.64)

Total from investment operations	0.81	1.04	2.56	(3.70)

Less distributions:
Distributions from net realized gains	(1.32)	(0.16)	(0.11)	—

Net asset value, end of year	$9.12	$9.63	$8.75	$6.30

Total return	8.66%	12.04%	40.60%	(37.00)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$223,527	$395,739	$242,059	$2,571
Ratio of expenses to average net assets:
After waivers and reimbursements	1.35%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.30%	1.25%	1.21%	1.26%
Before waivers, reimbursements and fees paid indirectly	1.35%	1.35%	1.45%	2.06%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.89)%	(1.00)%	(0.96)%	(0.99)%
After waivers, reimbursements and fees paid indirectly	(0.84)%	(0.90)%	(0.82)%	(0.90)%
Before waivers, reimbursements and fees paid indirectly	(0.89)%	(1.00)%	(1.06)%	(1.70)%
Portfolio turnover rate	87%	76%	119%	196%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.01	$0.05

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.55	$8.70	$6.28	$10.00

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.09)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	0.88	1.10	2.58	(3.64)

Total from investment operations	0.78	1.01	2.53	(3.72)

Less distributions:
Distributions from net realized gains	(1.32)	(0.16)	(0.11)	—

Net asset value, end of year	$9.01	$9.55	$8.70	$6.28

Total return	8.41%	11.76%	40.25%	37.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$498,431	$468,973	$334,622	$85,237
Ratio of expenses to average net assets:
After waivers and reimbursements	1.60%	1.60%	1.60%	1.60%
After waivers, reimbursements and fees paid indirectly	1.55%	1.50%	1.46%	1.51%
Before waivers, reimbursements and fees paid indirectly	1.60%	1.60%	1.70%	2.31%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(1.14)%	(1.25)%	(1.21)%	(1.24)%
After waivers, reimbursements and fees paid indirectly	(1.09)%	(1.15)%	(1.07)%	(1.15)%
Before waivers, reimbursements and fees paid indirectly	(1.14)%	(1.25)%	(1.31)%	(1.95)%
Portfolio turnover rate	87%	76%	119%	196%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.01	$0.05

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Mid Cap Value Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$11.48	$10.50	$7.49	$10.00

Income (loss) from investment operations:
Net investment income	0.01	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.83	1.60	3.06	(2.52)

Total from investment operations	0.84	1.61	3.07	(2.51)

Less distributions:
Distributions from realized gains	(2.58)	(0.63)	(0.06)	—

Net asset value, end of year	$9.74	$11.48	$10.50	$7.49

Total return	7.61%	15.47%	40.94%	(25.10)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$319,455	$842,150	$546,951	$2,981
Ratio of expenses to average net assets:
After waivers and reimbursements	1.29%	1.35%	1.35%	1.35%
After waivers, reimbursements and fees paid indirectly	1.24%	1.29%	1.27%	1.21%
Before waivers, reimbursements and fees paid indirectly	1.29%	1.35%	1.41%	1.93%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.04%	0.02%	0.01%	0.03%
After waivers, reimbursements and fees paid indirectly	0.09%	0.08%	0.09%	0.17%
Before waivers, reimbursements and fees paid indirectly	0.04%	0.02%	(0.05)%	(0.55)%
Portfolio turnover rate	58%	61%	63%	88%
Effect of contractual expense limitation during the year:
Per share benefit to net investment income	$—	$—	$0.01	$0.05

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$11.39	$10.45	$7.47	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.82	1.59	3.05	(2.52)

Total from investment operations	0.80	1.57	3.04	(2.53)

Less distributions:
Distributions from realized gains	(2.58)	(0.63)	(0.06)	—

Net asset value, end of year	$9.61	$11.39	$10.45	$7.47

Total return	7.29%	15.16%	40.64%	(25.30)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$510,799	$498,370	$321,345	$93,565
Ratio of expenses to average net assets:
After waivers and reimbursements	1.54%	1.60%	1.60%	1.60%
After waivers, reimbursements and fees paid indirectly	1.49%	1.54%	1.52%	1.46%
Before waivers, reimbursements and fees paid indirectly	1.54%	1.60%	1.66%	2.18%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.21)%	(0.23)%	(0.24)%	(0.22)%
After waivers, reimbursements and fees paid indirectly	(0.16)%	(0.17)%	(0.16)%	(0.08)%
Before waivers, reimbursements and fees paid indirectly	(0.21)%	(0.23)%	(0.30)%	(0.80)%
Portfolio turnover rate	58%	61%	63%	88%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.01	$0.05

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Technology Portfolio

	Class A
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.26	$8.87	$5.76	$10.00

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.05)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.16	0.50	3.38	(4.16)

Total from investment operations	1.08	0.45	3.33	(4.24)

Less distributions:
Distributions from realized gains	—	(0.06)	(0.22)	—

Net asset value, end of year	$10.34	$9.26	$8.87	$5.76

Total return	11.54%	5.25%	58.24%	(42.50)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,263	$25,939	$9,303	$1,597
Ratio of expenses to average net assets:
After waivers and reimbursements	1.42%	1.60%	1.60%	1.60%
After waivers, reimbursements and fees paid indirectly	1.36%	1.50%	1.45%	1.48%
Before waivers, reimbursements and fees paid indirectly	1.42%	1.60%	2.03%	3.52%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(0.91)%	(0.80)%	(1.35)%	(1.29)%
After waivers, reimbursements and fees paid indirectly	(0.85)%	(0.70)%	(1.20)%	(1.17)%
Before waivers, reimbursements and fees paid indirectly	(0.91)%	(0.80)%	(1.78)%	(3.21)%
Portfolio turnover rate	148%	160%	169%	154%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.02	$0.13

	Class B
	Year Ended December 31,
	2005(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.19	$8.82	$5.74	$10.00

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.14	0.49	3.36	(4.17)

Total from investment operations	1.04	0.43	3.30	(4.26)

Less distributions:
Distributions from realized gains	—	(0.06)	(0.22)	—

Net asset value, end of year	$10.23	$9.19	$8.82	$5.74

Total return	11.20%	5.05%	57.64%	(42.60)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$507,474	$486,608	$113,251	$21,937
Ratio of expenses to average net assets:
After waivers and reimbursements	1.67%	1.85%	1.85%	1.85%
After waivers, reimbursements and fees paid indirectly	1.61%	1.75%	1.70%	1.73%
Before waivers, reimbursements and fees paid indirectly	1.67%	1.85%	2.28%	3.77%
Ratio of net investment loss to average net assets:
After waivers and reimbursements	(1.16)%	(1.05)%	(1.60)%	(1.54)%
After waivers, reimbursements and fees paid indirectly	(1.10)%	(0.95)%	(1.45)%	(1.42)%
Before waivers, reimbursements and fees paid indirectly	(1.16)%	(1.05)%	(2.03)%	(3.46)%
Portfolio turnover rate	148%	160%	169%	154%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$—	$0.02	$0.13

FINANCIAL HIGHLIGHTS (cont’d)

#	Per share amount is less than $0.01.
(a)	Net investment income and capital changes are based on average shares outstanding.
(b)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/Aggressive Stock Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2001 through August 14, 2003 is that of the predecessor EQ/Aggressive Stock Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/Aggressive Stock Portfolio from January 1, 2003 through August 14, 2003.
(c)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/High Yield Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2001 through August 14, 2003 is that of the predecessor EQ/High Yield Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/High Yield Portfolio from January 1, 2003 through August 14, 2003.

If you would like more information about the portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the portfolios’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of a portfolio’s SAI and/or Annual and Semi-Annual Report, contact your financial professional, or the portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Room,

100 F Street N.E

Washington, D.C. 20549.

AXA Premier VIP Trust

AXA Premier VIP Aggressive Equity Portfolio

AXA Premier VIP Core Bond Portfolio

AXA Premier VIP High Yield Portfolio

AXA Premier VIP Large Cap Core Equity Portfolio

AXA Premier VIP Large Cap Growth Portfolio

AXA Premier VIP Large Cap Value Portfolio AXA Premier VIP Mid Cap Growth Portfolio AXA Premier VIP Mid Cap Value Portfolio AXA Premier VIP Technology Portfolio

(Investment Company Act File No. 811-10509)

© 2006 AXA Premier VIP Trust